UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2024

SCILEX HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39852	92-1062542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 516-4310

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01.	Changes in Registrant’s Certifying Accountant.

In order to complete its review of Scilex Holding Company’s (the “Company”) financial statements as of, and for the period ended, September 30, 2024 (the “Q3 Financials”), the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), recently requested that the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) conduct an investigation with respect to certain contracts entered into by the Company in June 2024 and September 2024, and the corresponding accounting for such contracts, which may impact EY’s willingness to rely on management’s representations in connection with its review of the Q3 Financials. The contracts are comprised of the Commitment Side Letter entered into with FSF 33433 LLC (a copy of which was filed with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s Current Report on Form 8-K filed on June 12, 2024), a distribution agreement entered into with Endeavor Distribution LLC (“Distributor”) in June 2024, and the Satisfaction Agreement entered into with FSF 33433 LLC and Distributor (filed with the SEC in the Company’s Current Report on Form 8-K filed on September 18, 2024). As two of the contracts were entered into during the Company’s second fiscal quarter of 2024, the investigation of such contracts may have a material impact on the Company’s financial statements as of, and for the quarter ended, June 30, 2024, which are included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 13, 2024 (the “Q2 Form 10-Q”).

In response to EY’s request, the Audit Committee recently commenced an investigation with the assistance of independent counsel with respect to an evaluation of the above referenced contracts, the accounting treatment of such contracts and related matters. The Audit Committee was recently informed by its independent counsel that no conclusive findings have been made yet and its investigation will not be completed for at least several weeks. In addition, EY informed the Audit Committee that, even after the investigation by independent counsel is complete, EY could not provide any assurance as to when or whether it could timely complete its review of the Q3 Financials.

On November 19, 2024, because of EY’s inability to provide such assurance regarding the completion of its review of the Q3 Financials, the Audit Committee determined to dismiss EY, effective immediately. EY had served as the Company’s independent registered public accounting firm since 2022. Based on the Audit Committee’s prior discussions with EY, the Company does not have any disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Audit Committee has commenced its process of identifying a new independent registered public accounting firm and will disclose its engagement of a new firm promptly following such engagement.

As a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Q3 Form 10-Q”), the Company expects that, among other things, (i) it will receive a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of its failure to file the Form 10-Q in a timely manner, (ii) it will be in default under the senior secured promissory note (the “Oramed Note”) issued on September 21, 2023, by the Company to Oramed Pharmaceuticals Inc. (“Oramed”) and the Tranche B senior secured convertible notes, issued to certain institutional investors (collectively, the “Investors”) and Oramed on October 8, 2024 (the “Tranche B Notes” and together with the Oramed Note, the “Existing Notes”), which may result in the accelerated payment of the Company’s obligations under such notes and provide the lenders thereunder various remedies under such notes, including penalty interest and liquidated damages, and (iii) its ability to conduct certain types of financings will be limited or unavailable at least until the Q3 Form 10-Q is filed with the SEC. An event of default under the Existing Notes would, among other things, allow the holder of the Oramed Note to elect to immediately accelerate the due date of such note and, in the case of the Tranche B Notes, all of the holders thereof to require that the Company redeem such notes in accordance with the terms thereof, in each case unless the holders amend such Existing Notes to eliminate or defer or otherwise waive such event of default (to the extent a waiver alone is sufficient to eliminate certain rights), including any default interest rates, liquidated damages or similar penalties that would arise pursuant to the terms of such Existing Notes upon an event of default that is not cured within the applicable periods set forth in the Existing Notes.

Failure to comply with applicable laws or regulations, as interpreted and applied, or the Company’s reporting obligations with the SEC, and an event of default under the Existing Notes, could have a material adverse effect on the Company’s reputation, the price of its securities and its business, financial condition and results of operations. The Company cannot predict the outcome of the above-referenced matters. An unfavorable outcome could have a material adverse impact on the Company’s financial position, results of operations or liquidity or the market for its securities, and could subject the Company and/or its directors and officers to litigation or other actions from third parties or regulatory bodies related to the above-referenced matters.

The reports of EY on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period through November 19, 2024, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through November 19, 2024, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the material weakness in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The Company provided EY with a copy of the foregoing disclosure and requested EY to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein. As of the filing of this Current Report on Form 8-K, EY has not yet furnished the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein. If EY provides such a letter, the Company will file an amendment to this Current Report on Form 8-K to include a copy of such letter as an exhibit to such amendment.

Forward-Looking Statements

Statements contained herein relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the filing of the Q3 Form 10-Q, the Company’s ability to regain compliance with the Nasdaq continued listing standards and the Audit Committee’s anticipated engagement of a new independent registered public accounting firm constitute forward looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to file the Q3 Form 10-Q, the Company’s ability to regain compliance with the Nasdaq continued listing standards and to maintain the listing of the Company’s securities thereon, the risk that the investigation referenced herein will take longer than anticipated, the outcome of such investigation, the potential for the outcome of the investigation to materially impact the Q2 Form 10-Q and/or the Q3 Financials, the Company’s ability to expeditiously engage a new audit firm, the Company’s ability to perform its obligations that would be triggered by an event of default under the Existing Notes, the Company’s ability to continue to comply with applicable covenants under the Existing Notes, and the risk of litigation or other actions arising from the investigation and its findings or the failure to timely file the Q3 Form 10-Q or any subsequent SEC filing.

Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 12, 2024, and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at www.sec.gov. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer & President

Date: November 20, 2024

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